As filed with the Securities and Exchange Commission on August 25, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: December 31

Date of reporting period: January 1, 2017 – June 30, 2017

ITEM 1. REPORT TO STOCKHOLDERS.

Lebenthal Lisanti
Small Cap Growth Fund

Semi-Annual Report
June 30, 2017
(Unaudited)

LEBENTHAL LISANTI SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

Dear Shareholder,
The first half of 2017 saw a continuation of the snapback in the equity markets that began in the spring of 2016, as investors continue to see evidence that the economy is strengthening. Consumer confidence continues to increase; unemployment remains low, and investors seem to believe that the current administration will be able to enact tax and economic policies that will increase the economy's growth.
We continue to remain prudent by reducing the price volatility and earnings variability in the portfolio and to focus on companies in various stages of growth: those that show the ability to grow sales and earnings as a result of secular trends – truly, "transformative" growth companies, as well as those companies that are growing by consolidating an industry, or making internal improvements – "structural change" companies. Lastly, we remain sensitive to the "price of growth" – the prince/earnings ratio of a company relative to its earnings growth rate.
The underperformance of growth stocks relative to value stocks in the fourth quarter of 2016 caused growth stocks to be very inexpensive; thus, growth stocks saw strong outperformance in the first half of 2017. The healthcare, consumer and information technology sectors have shown strong outperformance in the first half of the year, and were our biggest contributors to performance, while energy and materials were our biggest detractors to performance.
We believe the 2016 presidential election was an event that caused a shift towards earnings growth as opposed to multiple expansion. The legislative initiatives of the new Administration, if passed, are likely to accelerate GDP growth, inflation, and the rise in interest rates. However, we think until these initiatives are passed, the current GDP growth remains in the 1-2.5% range it has been in for the past several years.  Thus, to us it seems the most prudent path is one that balances between earnings leverage and sales growth. Our strategy in this environment is also to be as sector neutral as possible, within reason, as every sector has both challenges and opportunities.  As you know, our process focuses on improving returns on invested capital, and inflection points for such; we tend to be sector agnostic in our search for that improvement.
We continue to be constructive on small cap growth stocks. We believe that the end of the industrial and energy recessions are positive for this group, as we think it will lead to a pickup in domestic GDP. We also believe that the changes the Administration is proposing in the tax code could be significant positives for this group. For the first time in a very long time, one can make a multi-year case for outperformance of the asset class. As always, though, the challenge will be that the areas that could show the most earnings growth are not traditionally the areas in which many growth managers spend much time. As you know, our process is sector agnostic—we look for improvements in ROIC (return on invested capital) that are long lasting. They can be driven by secular changes, structural changes, or internal drivers. Currently, we see them in every sector, but they are most compelling in the areas that have been long neglected. While we expect to see challenges throughout the year, we believe that 2017 will turn out to be another "stockpicker's market." We continue to work hard on your behalf and thank you for investing in the Fund.
Sincerely,
Mary Lisanti, CFA
President & Portfolio Manager

1

LEBENTHAL LISANTI SMALL CAP GROWTH FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

IMPORTANT RISKS AND DISCLOSURES

An investment in the Fund is subject to risk, including the possible loss of principal amount invested. The Fund invests in smaller companies, which carry greater risk than is associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The Fund's investments in growth securities may be more sensitive to company earnings and more volatile than the market in general.

The views in this report were those of the Fund manager as of June 30, 2017, and may not necessarily reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding the Fund's investment methodology and do not constitute investment advice. Although the Fund manager believes she has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. All current and future holdings of the Fund are subject to risk and are subject to change.

2

LEBENTHAL LISANTI SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Shares	Security Description	Value

Common Stock - 98.9%
Consumer Discretionary - 20.7%
8,925	At Home Group, Inc. (a)	$207,863
1,345	Burlington Stores, Inc. (a)	123,726
3,020	Canada Goose Holdings, Inc. (a)	59,645
7,450	Conn's, Inc. (a)	142,295
1,560	Dave & Buster's Entertainment, Inc. (a)	103,756
1,317	Dorman Products, Inc. (a)	109,008
6,055	Fox Factory Holding Corp. (a)	215,558
8,485	Freshpet, Inc. (a)	140,851
860	Grand Canyon Education, Inc. (a)	67,433
7,635	KB Home	183,011
4,410	Lumber Liquidators Holdings, Inc. (a)	110,515
6,355	Malibu Boats, Inc., Class A (a)	164,404
3,095	Ollie's Bargain Outlet Holdings, Inc. (a)	131,847
6,890	Pinnacle Entertainment, Inc. (a)	136,146
11,250	Planet Fitness, Inc., Class A (a)	262,575
2,015	Red Robin Gourmet Burgers, Inc. (a)	131,479
2,890	SiteOne Landscape Supply, Inc. (a)	150,453
870	The Childrens Place, Inc.	88,827
3,320	Tile Shop Holdings, Inc.	68,558
497	Vail Resorts, Inc.	100,806
950	Weight Watchers International, Inc. (a)	31,749
		2,730,505
Financial Services - 6.8%
11,640	Banc of California, Inc.	250,260
2,035	Bank of the Ozarks	95,380
6,344	Kinsale Capital Group, Inc.	236,695
815	LendingTree, Inc. (a)	140,343
6,820	Veritex Holdings, Inc. (a)	179,571
		902,249
Health-Care - 27.5%
3,460	Almost Family, Inc. (a)	213,309
2,950	Cardiovascular Systems, Inc. (a)	94,901
6,020	Exact Sciences Corp. (a)	212,927
4,320	Exelixis, Inc. (a)	106,402
2,560	Inogen, Inc. (a)	244,275
1,940	Insulet Corp. (a)	99,231
3,220	Intersect ENT, Inc. (a)	89,999
1,605	iRhythm Technologies, Inc. (a)	68,132
6,535	K2M Group Holdings, Inc. (a)	159,193
4,035	LHC Group, Inc. (a)	273,936
4,575	MiMedx Group, Inc. (a)	68,488
2,455	Myriad Genetics, Inc. (a)	63,437
1,685	Pacira Pharmaceuticals, Inc. (a)	80,375
1,520	Penumbra, Inc. (a)	133,380
3,660	Portola Pharmaceuticals, Inc. (a)	205,582
3,034	PRA Health Sciences, Inc. (a)	227,580
1,390	Proto Labs, Inc. (a)	93,478

4,340	Repligen Corp. (a)	179,850
1,175	Sage Therapeutics, Inc. (a)	93,577
6,940	Supernus Pharmaceuticals, Inc. (a)	299,114
3,925	Teladoc, Inc. (a)	136,197
1,960	Vertex Pharmaceuticals, Inc. (a)	252,585
8,930	Vocera Communications, Inc. (a)	235,931
		3,631,879

Industrials - 17.0%
3,052	HEICO Corp.	219,256
2,485	John Bean Technologies Corp.	243,530
4,045	Kennametal, Inc.	151,364
5,525	Knight Transportation, Inc.	204,701
6,105	Kornit Digital, Ltd. (a)	118,132
1,050	Masonite International Corp. (a)	79,275
3,070	MasTec, Inc. (a)	138,611
2,630	Mercury Systems, Inc. (a)	110,697
695	MSC Industrial Direct Co., Inc.	59,742
1,585	RBC Bearings, Inc. (a)	161,290
5,115	REV Group, Inc.	141,583
6,705	Swift Transportation Co. (a)	177,682
6,265	Terex Corp.	234,937
3,170	XPO Logistics, Inc. (a)	204,877
		2,245,677
Materials - 1.3%
2,125	US Concrete, Inc. (a)	166,919

Technology - 25.6%
2,015	2U, Inc. (a)	94,544
7,250	ACI Worldwide, Inc. (a)	162,182
1,250	Advanced Energy Industries, Inc. (a)	80,862
7,520	Blackline, Inc. (a)	268,765
4,695	Carbonite, Inc. (a)	102,351
575	Coherent, Inc. (a)	129,369
3,010	Electronics For Imaging, Inc. (a)	142,614
1,495	Fabrinet (a)	63,777
4,185	Five9, Inc. (a)	90,061
1,370	HubSpot, Inc. (a)	90,077
3,724	Itron, Inc. (a)	252,301
1,025	Littelfuse, Inc.	169,125
3,100	Lumentum Holdings, Inc. (a)	176,855
3,310	MACOM Technology Solutions Holdings, Inc. (a)	184,599
1,770	Medidata Solutions, Inc. (a)	138,414
1,050	MKS Instruments, Inc.	70,665
1,160	Monolithic Power Systems, Inc.	111,824
3,200	Paycom Software, Inc. (a)	218,912
915	Proofpoint, Inc. (a)	79,449
5,260	Q2 Holdings, Inc. (a)	194,357
920	Take-Two Interactive Software, Inc. (a)	67,510
11,490	TrueCar, Inc. (a)	228,996

See Notes to Financial Statements.	3

LEBENTHAL LISANTI SMALL CAP GROWTH FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Shares	Security Description	Value

Technology (continued)
4,765	Varonis Systems, Inc. (a)	$177,258
2,750	Veeco Instruments, Inc. (a)	76,588
		3,371,455
Total Common Stock (Cost $11,685,467)		13,048,684
Total Investments - 98.9% (Cost $11,685,467)*		$13,048,684
Other Assets & Liabilities, Net – 1.1%		144,154
Net Assets – 100.0%		$13,192,838

(a) Non-income producing security.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$1,487,105
Gross Unrealized Depreciation	(123,888)
Net Unrealized Appreciation	$1,363,217

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$13,048,684
Level 2 - Other Significant Observable Inputs	-
Level 3 - Significant Unobservable Inputs	-
Total	$13,048,684

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2017.
AFA
PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	21.3%
Financial Services	7.1%
Health-Care	26.3%
Industrials	17.6%
Materials	1.3%
Technology	26.4%
100.0%
AFA

See Notes to Financial Statements.	4

LEBENTHAL LISANTI SMALL CAP GROWTH FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2017

ASSETS
Total investments, at value (Cost $11,685,467)	$13,048,684
Receivables:
Investment securities sold	938,793
Dividends and interest	2,965
Prepaid expenses	11,060
Total Assets	14,001,502

LIABILITIES
Payables:
Investment securities purchased	736,470
Due to custodian	51,652
Accrued Liabilities:
Investment adviser fees	2,535
Trustees' fees and expenses	25
Fund services fees	5,046
Other expenses	12,936
Total Liabilities	808,664

NET ASSETS	$13,192,838

COMPONENTS OF NET ASSETS
Paid-in capital	$8,635,686
Accumulated net investment loss	(157,564)
Accumulated net realized gain	3,351,499
Net unrealized appreciation	1,363,217
NET ASSETS	$13,192,838
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	624,179
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$21.14
*	Shares redeemed or exchanged within 30 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	5

LEBENTHAL LISANTI SMALL CAP GROWTH FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2017

INVESTMENT INCOME
Dividend income .	$20,481
Interest income	1,196
Total Investment Income	21,677
Adviser
EXPENSES
Investment adviser fees	102,164
Fund services fees	88,495
Shareholder service fees	25,541
Custodian fees	2,303
Registration fees	9,494
Professional fees	16,871
Trustees' fees and expenses	3,022
Other expenses	15,973
Total Expenses	263,863
Fees waived and expenses reimbursed	(79,968)
Net Expenses	183,895

NET INVESTMENT LOSS	(162,218)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	4,466,341
Net change in unrealized appreciation (depreciation) on investments	(1,945,992)
NET REALIZED AND UNREALIZED GAIN	2,520,349
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,358,131

See Notes to Financial Statements.	6

LEBENTHAL LISANTI SMALL CAP GROWTH FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016
OPERATIONS
Net investment loss	$(162,218)	$(356,377)
Net realized gain (loss)	4,466,341	(294,222)
Net change in unrealized appreciation (depreciation)	(1,945,992)	1,599,460
Increase in Net Assets Resulting from Operations	2,358,131	948,861

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net realized gain	-	(398,638)

CAPITAL SHARE TRANSACTIONS
Sale of shares	450,207	4,113,175
Reinvestment of distributions	-	376,478
Redemption of shares	(13,637,536)	(13,826,967)
Redemption fees	81	491
Decrease in Net Assets from Capital Share Transactions	(13,187,248)	(9,336,823)
Decrease in Net Assets	(10,829,117)	(8,786,600)

NET ASSETS
Beginning of Period	24,021,955	32,808,555
End of Period (Including line (a))	$13,192,838	$24,021,955

SHARE TRANSACTIONS
Sale of shares	22,800	245,187
Reinvestment of distributions	-	19,846
Redemption of shares	(680,619)	(831,476)
Decrease in Shares	(657,819)	(566,443)

(a) Undistributed (distributions in excess of) net investment income.	$(157,564)	$4,654

See Notes to Financial Statements.	7

LEBENTHAL LISANTI SMALL CAP GROWTH FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended December 31,
	June 30, 2017		2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning
of Period	$18.74		$17.75	$18.73	$19.54	$13.36	$11.83
INVESTMENT OPERATIONS
Net investment loss (a)	(0.16)		(0.25)	(0.32)	(0.31)	(0.29)	(0.17)
Net realized and unrealized gain	2.56		1.55	0.28	0.50	7.43	1.70
Total from Investment Operations	2.40		1.30	(0.04)	0.19	7.14	1.53
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		—	—	—	(0.13)	—
Net realized gain	—		(0.31)	(0.94)	(1.00)	(0.83)	—
Total Distributions to Shareholders	—		(0.31)	(0.94)	(1.00)	(0.96)	—
REDEMPTION FEES (a)	—	(b)	— (b)	— (b)	— (b)	— (b)	—
NET ASSET VALUE, End of Period	$21.14		$18.74	$17.75	$18.73	$19.54	$13.36
TOTAL RETURN	12.81	%(c)	7.32%	(0.18)%	1.14%	54.15%	12.93%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$13,193	$24,022		$32,809	$23,976	$32,391	$11,396
Ratios to Average Net Assets:
Net investment loss	(1.59	)%(d)	(1.49)%	(1.65)%	(1.65)%	(1.66)%	(1.26)%
Net expenses	1.80	%(d)	1.80%	1.80%	1.80%	1.80%	1.80%
Gross expenses (e)	2.58	%(d)	2.48%	2.26%	2.27%	2.71%	3.44%
PORTFOLIO TURNOVER RATE	195	%(c)	268%	196%	263%	295%	294%

(a)				Calculated based on average shares outstanding during each period.
(b)				Less than $0.01 per share.
(c)				Not annualized.
(d)				Annualized.
(e)				Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	8

LEBENTHAL LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Note 1. Organization
The Lebenthal Lisanti Small Cap Growth Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation. Prior to March 2, 2015, the Fund was named Adams Harkness Small Cap Growth Fund.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange-traded open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

9

LEBENTHAL LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of June 30, 2017, for the Fund's investments is included in the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by

10

LEBENTHAL LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Redemption Fees – A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.
Note 3. Fees and Expenses
Investment Adviser – Lebenthal Lisanti Capital Growth, LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.
Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund's administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund's administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the

11

LEBENTHAL LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman). The Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 4. Fees Waived
The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual fund operating expenses (excluding all taxes, interest, portfolio transaction expenses, proxy expenses, and extraordinary expenses) to 1.80% for the period through April 30, 2018. Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may only be raised or eliminated with the consent of the Board and voluntary fee waivers may be reduced or eliminated at any time. For the period ended June 30, 2017, fees waived were as follows:
Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$49,529	$30,439	$79,968

The Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and the resulting expenses do not exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of June 30, 2017, $210,379 is subject to recapture by the Adviser.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended June 30, 2017, were $40,094,957 and $53,142,264, respectively.

12

LEBENTHAL LISANTI SMALL CAP GROWTH FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Note 6. Federal Income Tax
As of December 31, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
Capital and Other Losses	$(1,033,155)
Unrealized Appreciation	3,232,176
Total	$2,199,021

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.
As of December 31, 2016, the Fund had $1,033,155 of available short-term capital loss carryforwards that have no expiration date.
Note 7. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized enhanced disclosures, particularly related to derivatives, in investment company financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund's financial statements and related disclosures.

Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

13

LEBENTHAL LISANTI SMALL CAP GROWTH FUND ADDITIONAL INFORMATION JUNE 30, 2017

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.lebenthal-lisantismallcap.com and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 441-7031, on the Fund's website at www.lebenthal-lisantismallcap.com and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

14

LEBENTHAL LISANTI SMALL CAP GROWTH FUND ADDITIONAL INFORMATION JUNE 30, 2017

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2017	June 30, 2017	Period*	Ratio*
Actual	$1,000.00	$1,128.07	$9.50	1.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.87	$9.00	1.80%

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.

15

Lebenthal Lisanti Small Cap Growth Fund
P.O. Box 588
Portland, ME 04112
(800) 441-7031
www.lebenthal-lisantismallcap.com

Investment Adviser
Lebenthal Lisanti Capital Growth, LLC
410 Park Avenue, Suite 610
New York, NY 10022

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Suite 100
Portland, ME 04101
www.foreside.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

228 - SAR - 0617

TABLE OF CONTENTS

A Message to Our Shareholders	1
Performance Chart and Analysis	7
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	16
Additional Information	21

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

Dear Fellow Shareholder,
The Polaris Global Value Fund (the "Fund") returned 10.21% for the six months ended June 30, 2017, slightly lagging the MSCI World Index, which gained +10.66%. The Fund's results were noteworthy, considering that global growth stocks appreciably outperformed value stocks during the period. Strong performance can be attributed to careful stock selection, as approximately three quarters of Fund holdings were in positive territory. More than 40 companies had double-digit gains. Top individual performers included Samsung Electronics, U.K. homebuilders, U.S. health insurers and pharmaceuticals, and banks with a strong Asian presence. Detractors were mainly relegated to U.S. stocks, including Frontier Communications, Verizon Communications, Avnet Inc., WESCO International, JM Smucker and select U.S. banking institutions.
In March 2017, the Fund received a Thomson Reuters Lipper Fund Award. Lipper Awards recognized individual mutual funds that outperformed their peers based on risk adjusted, consistent return of investment results through December 31, 2016. The Polaris Global Value Fund posted the strongest trend of returns in the global multi-cap value fund category for the five-year period through the reporting timeframe. In the Lipper Universe, a total of 53 funds over a five-year period were eligible for this category distinction. The Fund has been recognized with Lipper Awards many times in the past, including 2014, 2015 and 2016, entering the rankings for 3-and 5-year periods.
	2017			Annualized As of June 30, 2017
	YTD	QII	QI	1 Yr	3 Yrs	5 Yrs	10 Yrs	15 Yrs	20 Yrs	ITD*
Polaris Global Value Fund	10.21%	5.20%	4.76%	26.35%	6.68%	14.28%	4.57%	9.14%	8.09%	9.70%
MSCI World Index	10.66%	4.03%	6.38%	18.20%	5.24%	11.38%	3.97%	7.21%	5.50%	6.46%

*Inception-to-date (Inception 7/31/1989)

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Returns for more than one year are annualized. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month end performance, please call (888) 263-5594. As stated in the current prospectus, the Fund's total annual operating expense ratio is 1.27%. The Fund's annual operating expense ratio has been reduced to 0.99%, effective as of January 1, 2014 through April 30, 2018, due to the Adviser's contractual agreement to waive its fee and/or reimburse expenses to limit Total Annual Fund Operating Expenses. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% fee. Fund performance returns shown do not reflect this fee; if reflected, the returns would have been lower. Short-term performance is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns.
SIX-MONTH PERFORMANCE ANALYSIS:
U.K. homebuilders continued to show resilience despite BREXIT concerns. Steady volume and price trends persisted in 2017, with projections for higher reservation rates and forward sales bookings. The U.K. government's help-to-buy scheme and attractive mortgage rates are expected to spur on even greater customer demand in the coming quarters, boding well for homebuilders including Persimmon, Bellway, Barratt Developments and Taylor Wimpey. Elsewhere in the consumer discretionary sector, Michelin stock rose more than 20% after announcing solid results and good commercial and consumer tire demand. Christian Dior was sold at a profit, when majority owner Bernard Arnault bid for
1

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

the minority shares his group did not already own.
German specialty chemicals manufacturer LANXESS AG led gains in the materials sector, as the stock price rose after Warren Buffett's General Reinsurance unit bought a 3% stake in the company. Industrial gas company, Linde AG, posted good results, with revenues and profits that beat analyst consensus.  Positive trends were attributable to sales in EMEA (Europe, Middle East & Africa) and Asia/Pacific countries, as well as higher revenues in the engineering division. On June 1, Linde's supervisory board signed off on the $73 billion merger with U.S. rival Praxair, combining forces to create the world's largest supplier of industrial gases. News of the merger, which reunites a global Linde group split apart by World War I, sent Linde shares higher. Belgian multi-specialty chemical company, Solvay AG, has been actively transforming its portfolio to become the market leader in specialty polymers and other high performance chemicals, divesting non-core business lines. During the six-month period, Solvay announced impressive quarterly numbers, with higher net sales, margins and free cash flow from operations.
U.S. health insurers, Anthem Inc. and UnitedHealth Group, reported earnings that exceeded analyst expectations. Revenues rose, memberships were up and premiums increased. UnitedHealth raised its outlook for 2017, citing strength in its Optum health services business. Both insurers are expected to benefit from new Medicare/Medicaid rules aimed at stabilizing the Affordable Care Act insurance markets. Quest Diagnostics' stock price jumped following first quarter financial reporting. Revenues and operating income improved due to better pricing and medical test volumes after a multi-year slump. The company raised its full year 2017 diluted EPS outlook.
The Fund's non-U.S. bank holdings, largely targeted to a burgeoning Asian customer base, topped financial sector performance. United Overseas, a conservatively run Singapore bank, gained more than 20% for the six-month period. United Overseas received approval to establish a foreign-owned subsidiary bank in Vietnam, thereby expanding its footprint in Southeast Asia. Standard Chartered had double-digit returns after completing operational efficiencies, cleaning its balance sheet and investing for growth. The British and Asian centered bank also signed an agreement with Allianz to distribute insurance products through its Asian outlets, a deal which may add $1 billion in revenue over the 15-year contract. The stock price of Sparebank 1 SR rose more than 20%, due to a revival of Norwegian loan growth and an uptick on lending margins. The bank's capital and credit quality is improving because of a recovery in the shipping industry.
U.S. banks lost momentum, as expectations for financial reform faded. In late 2016, U.S. bank valuations rose, premised on lighter federal regulations and lower taxes under the new Administration. The pace of regulatory change proved more protracted than investors anticipated; bank share prices returned to normalized levels. As a result, our holdings in International Bancshares, Brookline Bancorp and Capital One lost ground. In particular, Capital One Financial Corp.'s results fell short of market expectations, attributable to lower revenues, higher loan loss provisions, credit card competition and decelerating loan growth. Capital One was the only bank out of 34 singled out by the Federal Reserve's Comprehensive Capital Analysis and Review for capital planning weaknesses. We reduced certain bank holdings based on valuation. During the six-month period, we sold Independent Bank and Oklahoma-based Southwest Bancorp, which is in the midst of its acquisition by Simmons First National Corporation. North Carolina's BNC Bancorp completed its merger agreement, with BNC shareholders receiving 0.5235 shares of Pinnacle Financial Partners' common stock for every BNC share.
The stock price of global concession and construction firm, VINCI SA, increased more than 25% for the period, due to successes in its two main business lines: airport concessions in Portugal and Japan and toll road ownership in France. In

2

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

March 2017, VINCI was awarded the concessions (operations, maintenance and extension upgrading of the terminals and runways) for a Brazilian airport, following on recent entries in other Latin American countries.  Elsewhere in the industrial sector, Andritz AG, the Austrian supplier of plants and services for hydropower, pulp/paper and metals, gained nearly 20% after noting robust sales and healthy bookings across of all its business lines. European customers sought to modernize existing pulp mills, while emerging market prospects engaged Andritz for hydropower project plans.  Loomis AB continued to trend positively, supported by higher volumes in the U.S. in cash management services and Cash-In-Transit, as well as ongoing efficiency improvements. Conversely, WESCO declined, as the company encountered a margin squeeze as it was unable to immediately pass on price increases for goods to the end consumer. However, WESCO is projecting growth for the second half of the year, after the pass-through pricing is realized. Italian engineering and drilling firm, Trevi Finanziaria, tumbled after it submitted a request to its main financing banks, calling for a standstill agreement while it restructures its oil drilling division. The company's order book on foundations proved stable, but its capital equipment business lagged.
Samsung Electronics had two consecutive quarters of double-digit gains, driven by rising prices for its semiconductor chips and TV panels. As the dominant player and price leader in semiconductors, Samsung eased off price competition, effectively increasing cash flow in that business line. Management anticipates accelerated sales in the mobile phone business upon the launch of the Galaxy S8 in the second half of the year.  Website services provider, Web.com Group, gained as reports surfaced that the company was in early-stage talks with private equity firms regarding a potential leveraged buyout. The price is purported to be substantially higher than where it is currently trading, but as of now this is purely market speculation. The company also reported earnings that exceeded guidance on revenue and profitability. Select information technology sector holdings detracted. Electronic components manufacturer, Avnet Inc., lowered guidance for 2017 and 2018 after losing customer Analog Devices to a competitor. The company announced plans to roll out a global ERP system that will take two years to implement, raising market worries about capital expenditures and business interruptions. Western Union dipped on concerns about compliance costs and disruptive competition. The company announced flat revenues, but noted continued growth in its online money transfer transaction and consumer bill payment business.
Although German telecom providers, freenet AG and Deutsche Telekom had modest gains, they couldn't offset losses in Verizon and Frontier. Verizon Communications missed earnings estimates, as it added significantly fewer mobile subscribers, even after heavy price cuts and promotions. The company is slated to adopt unlimited data plans to meet competitive threats, which may further erode margins in the near-term. To reinvigorate business, Verizon approached Liberty Media about a merger with Liberty's Charter Communications, which would create a behemoth with the biggest wireless and internet subscriber base, as well as the third largest television customer base. During the six-month period, we exited our position in U.S.-based local telecom provider, Frontier Communications. Weak revenue and a high customer churn rate after the Verizon wireline acquisition impeded results at Frontier.
Our research team has been traveling the globe to identify companies with low beta characteristics, strong cash flow profiles and stable business models. We found multiple opportunities in Asian countries, leading to the purchase of two Japanese computer and mobile game developers; one Korean auto parts supplier; the third largest Korean telecommunication company; and a Japanese power company. We added Tyson Foods, a leading meat/poultry producer in the U.S. The company has been expanding into the prepared food business through M&A, most recently acquiring AdvancePierre Foods. We invested in Magna International, a Canadian automotive parts manufacturer, and Bancolombia, the largest Colombian bank with stable deposit and commercial lending businesses. To accommodate new

3

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

portfolio holdings, we reduced our exposure to three categories of companies: 1. Those facing operating headwinds and low trading liquidity, including YIT and Caverion; 2. Companies that reached our valuation targets, namely Showa Denko and Konecranes; and 3. Companies like International Game Technology, which experienced elevated debt levels relative to cash flows as a result of M&A activity and changes in core business economics.
The following table shows the Fund's asset allocation at June 30, 2017.
	MSCI World Index	Portfolio Weighting	Energy	Utilities	Materials	Industrials	Consumer Discretionary	Consumer Staples	Health Care	Financials	Info. Tech.	Telecom Services	Real Estate	Cash
N. America	62.8%	41.6%	1.0%	2.4%	2.4%	2.7%	3.9%	2.4%	5.9%	13.1%	6.8%	0.9%	0.0%	0.0%
Japan	8.7%	5.4%	0.0%	1.3%	0.0%	0.0%	0.0%	1.2%	0.0%	0.0%	2.1%	0.9%	0.0%	0.0%
Other Asia	4.5%	11.9%	2.3%	0.0%	1.1%	0.0%	1.7%	0.0%	0.0%	2.7%	3.1%	0.9%	0.0%	0.0%
Europe & Middle East	21.6%	31.5%	0.0%	0.0%	7.6%	4.1%	7.9%	2.3%	2.5%	5.2%	0.0%	1.9%	0.0%	0.0%
Scandinavia	2.4%	8.2%	0.0%	0.0%	1.3%	2.4%	0.9%	0.0%	0.0%	3.5%	0.0%	0.0%	0.0%	0.0%
Africa & S. America	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Cash	0.0%	1.4%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	1.4%
Portfolio Totals		100.0%	3.2%	3.7%	12.4%	9.1%	14.5%	5.9%	8.4%	24.6%	12.0%	4.7%	0.0%	1.4%
MSCI World Weight			6.0%	3.2%	4.9%	11.5%	12.3%	9.7%	12.6%	18.0%	15.7%	3.0%	3.2%	0.0%

 Table may not cross foot due to rounding.

INVESTMENT ENVIRONMENT AND STRATEGY:

Multiple data points indicate reasonably strong underlying global economic growth. European countries are moving through an inflection point from very low growth to sustainable positive fundamentals. Asian markets appear to be accelerating. In particular, China's economy has seemingly stabilized on the back of stimulus focused on infrastructure spending and domestic consumption. The U.S. continues its upward trajectory, with private consumption increasing on the back of low oil prices and unemployment rates. Positive forecasts from the world's largest two economies have created market optimism. Many materials and industrials companies are benefitting from a more promising supply-demand balance, resulting in more upbeat business forecasts and revised guidance. However, headwinds exist in emerging markets and European countries that are reeling from election turmoil.
The disbursement of technology, within goods and services produced worldwide, pulls prices down along with technology price declines. In turn, this frustrates central bank monetary policy that attempts to create inflation. We think companies that have the ability to deliver cost savings to customers will capitalize in what we see as a deflationary environment. Our research team has identified numerous potential "deflation beaters", especially in the technology sector, and portfolio changes throughout the rest of 2017 will reflect our findings.
4

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

Sincerely,
Bernard R. Horn, Jr., Shareholder and Portfolio Manager

As of June 30, 2017, the Fund's largest equity holdings and the percentages they represent in the Fund's portfolio market value were as follows and are subject to change:
Issuer	Percentage of Total Net Assets	Issuer	Percentage of Total Net Assets
Greencore Group PLC	2.32%	UnitedHealth Group, Inc.	1.58%
Samsung Electronics Co., Ltd.	1.88%	JP Morgan Chase & Co.	1.57%
LANXESS AG	1.61%	Solvay SA, Class A	1.54%
Anthem, Inc.	1.59%	Web.com Group, Inc.	1.53%
Quest Diagnostics, Inc.	1.58%	Barratt Developments PLC	1.53%

The Fund's annual performance as compared to the benchmark has been as follows:
Historical Calendar Year Annual Returns (years ended December 31)
	Polaris Global Value	MSCI World Index		Polaris Global Value	MSCI World Index
2016	11.67%	7.51%	2002	3.82%	-19.89%
2015	1.55%	-0.87%	2001	2.21%	-16.82%
2014	3.68%	4.94%	2000	-5.82%	-13.18%
2013	36.94%	26.68%	1999	16.50%	24.93%
2012	21.00%	15.83%	1998	-8.85%	24.34%
2011	-8.16%	-5.54%	1997	34.55%	15.76%
2010	20.64%	11.76%	1996	23.34%	13.48%
2009	35.46%	29.99%	1995	31.82%	20.72%
2008	-46.19%	-40.71%	1994	-2.78%	5.08%
2007	-3.97%	9.04%	1993	25.70%	22.50%
2006	24.57%	20.07%	1992	9.78%	-5.23%
2005	10.52%	9.49%	1991	17.18%	18.28%
2004	23.63%	14.72%	1990	-11.74%	-17.02%
2003	47.06%	33.11%
5

POLARIS GLOBAL VALUE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

IMPORTANT INFORMATION
The Fund invests in securities of foreign issuers, including issuers located in countries with emerging capital markets. Investments in such securities entail certain risks not associated with investments in domestic securities, such as volatility of currency exchange rates, and in some cases, political and economic instability and relatively illiquid markets. Options trading involve risk and are not suitable for all investors. Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund's fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.
On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership's performance had been readjusted to reflect the second year expenses of the Fund, the Fund's performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.
Past performance is no guarantee of future results. The Thomas Reuters Lipper Fund Awards are based on the Lipper Leader for Consistent Return rating, which is a risk-adjusted performance measure calculated over 36, 60 and 120 months. The fund with the highest Lipper Leader for Consistent Return (Effective Return) value in each eligible classification wins the Lipper Fund Award. Lipper scores for Consistent Return reflects funds' historical risk-adjusted returns relative to funds in the same Lipper classification and include each fund's expenses and reinvested distributions, but exclude sales charges. Consistent Return values are calculated with all eligible share classes for each eligible classification. Thomson Reuters Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations. Additional information is available at www.lipperweb.com.
The MSCI World Index, net dividends reinvested measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World Index is unmanaged and does include the reinvestment of dividends, net of withholding taxes. One cannot invest directly in an index. The views in this letter were those of the Fund manager as of June 30, 2017 and may not reflect the views of the manager after the publication date. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.
6

POLARIS GLOBAL VALUE FUND PERFORMANCE CHART AND ANALYSIS JUNE 30, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Polaris Global Value Fund (the "Fund") compared with the performance of the benchmark, MSCI World Index, over the past ten fiscal years. The MSCI World Index captures large and mid cap representation across 23 developed markets countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The total return of the MSCI World Index includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI World Index does not include expenses. The Fund is professionally managed, while the MSCI World Index is unmanaged and is not available for investment.
Comparison of Change in Value of a $10,000 Investment
Polaris Global Value Fund vs. MSCI World Index

Average Annual Total Returns Periods Ended June 30, 2017	One Year	Five Year	Ten Year
Polaris Global Value Fund	26.35%	14.28%	4.57%
MSCI World Index	18.20%	11.38%	3.97%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (888) 263-5594 or visit the Fund's website at www.polarisfunds.com. As stated in the Fund's current prospectus, the annual operating expense ratio (gross) is 1.27%. However, the Fund's adviser has contractually agreed to waive its fee and/or reimburse expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to 0.99% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through April 30, 2018. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed or exchanged within 180 days of purchase will be charged a 1.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes.

7

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Shares	Security Description	Value

Common Stock - 98.7%
Australia - 2.0%
152,900	BHP Billiton PLC, ADR	$4,703,204
497,400	WorleyParsons, Ltd. (a)	4,289,424
		8,992,628
Austria - 1.4%
101,700	ANDRITZ AG	6,126,100

Belgium - 1.5%
49,670	Solvay SA, Class A	6,665,842

Canada - 2.5%
132,486	Magna International, Inc.	6,136,979
108,237	Methanex Corp.	4,778,353
		10,915,332
Colombia - 1.3%
127,000	Bancolombia SA, ADR	5,657,850

Finland - 1.3%
108,876	Kone Oyj, Class B	5,538,669

France - 4.8%
47,900	Cie Generale des Etablissements Michelin, Class B	6,368,124
65,441	Imerys SA	5,691,711
66,707	IPSOS	2,502,821
77,000	Vinci SA	6,572,169
		21,134,825
Germany - 9.0%
38,900	BASF SE	3,602,798
257,942	Deutsche Telekom AG	4,631,244
119,890	freenet AG	3,823,835
42,500	Hannover Rueck SE	5,094,416
92,486	LANXESS AG	7,002,402
31,200	Linde AG	5,908,294
22,600	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Class R	4,557,211
67,251	Symrise AG	4,763,800
		39,384,000

India - 1.3%
377,620	Infosys, Ltd., ADR	5,671,852

Ireland - 2.3%
3,136,516	Greencore Group PLC	10,049,479

Israel - 1.5%
199,100	Teva Pharmaceutical Industries, Ltd., ADR	6,614,102

Italy - 0.2%
1,045,169	TREVI - Finanziaria Industriale SpA	800,999

Japan - 5.4%
141,600	Asahi Group Holdings, Ltd.	5,322,825
143,100	KDDI Corp.	3,785,041
74,000	Mixi, Inc.	4,112,025
254,000	Nexon Co., Ltd. (a)	5,013,381
415,000	The Kansai Electric Power Co., Inc. (a)	5,707,980
		23,941,252
Norway - 3.8%
336,096	DNB ASA	5,716,500
609,437	SpareBank 1 SR-Bank ASA	5,219,314
153,600	Yara International ASA	5,769,602
		16,705,416
Puerto Rico - 1.3%
132,900	Popular, Inc.	5,543,259

Russian Federation - 0.5%
226,900	Sberbank of Russia PJSC, ADR	2,348,415

Singapore - 1.3%
350,381	United Overseas Bank, Ltd.	5,884,009

South Korea - 4.5%
19,100	Hyundai Mobis Co., Ltd.	4,173,404
103,200	Kia Motors Corp.	3,445,562
304,300	LG Uplus Corp.	4,149,002
3,937	Samsung Electronics Co., Ltd.	8,179,215
		19,947,183

See Notes to Financial Statements.	8

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Shares	Security Description	Value

Sweden - 3.1%
285,200	Duni AB, Class A	$4,172,362
138,703	Loomis AB, Class B	4,972,083
321,700	Svenska Handelsbanken AB, Class A	4,605,152
		13,749,597
Switzerland - 2.3%
39,844	Chubb, Ltd.	5,792,520
52,500	Novartis AG	4,369,069
		10,161,589
Thailand - 2.7%
1,341,500	Siam Commercial Bank PCL, Series F	6,140,808
2,468,350	Thai Oil PCL	5,740,349
		11,881,157
United Kingdom - 8.1%
906,164	Barratt Developments PLC	6,650,613
1,139,590	BBA Aviation PLC	4,562,611
169,548	Bellway PLC	6,569,625
210,092	Persimmon PLC	6,134,880
518,044	Standard Chartered PLC (a)	5,243,972
2,795,093	Taylor Wimpey PLC	6,414,504
		35,576,205
United States - 36.6%
21,989	Allergan PLC	5,345,306
70,900	ALLETE, Inc.	5,082,112
128,950	Ameris Bancorp	6,215,390
36,600	Anthem, Inc.	6,885,558
110,500	Avnet, Inc.	4,296,240
161,800	Brookline Bancorp, Inc.	2,362,280
61,200	Capital One Financial Corp.	5,056,344
68,851	Carter's, Inc.	6,124,296
169,774	Colony Bankcorp, Inc.	2,325,904
84,020	Conduent, Inc. (a)	1,339,279
188,300	Dime Community Bancshares, Inc.	3,690,680
127,700	Franklin Resources, Inc.	5,719,683
32,167	General Dynamics Corp.	6,372,283
80,500	Hewlett Packard Enterprise Co.	1,335,495
142,563	International Bancshares Corp.	4,996,833
74,600	JPMorgan Chase & Co.	6,818,440
80,582	Marathon Petroleum Corp.	4,216,856
87,200	Microsoft Corp.	6,010,696
40,444	NextEra Energy, Inc.	5,667,418
63,825	Pinnacle Financial Partners, Inc.	4,008,210

42,965	Praxair, Inc.	5,695,011
61,733	Quest Diagnostics, Inc.	6,862,240
246,024	Regal Entertainment Group, Class A	5,033,651
38,400	The J.M. Smucker Co.	4,543,872
234,600	The Western Union Co.	4,469,130
97,600	Tyson Foods, Inc., Class A	6,112,688
36,968	UnitedHealth Group, Inc.	6,854,607
92,651	Verizon Communications, Inc.	4,137,794
263,200	Web.com Group, Inc. (a)	6,658,960
103,938	Webster Financial Corp.	5,427,642
92,511	WESCO International, Inc. (a)	5,300,880
203,425	Xerox Corp.	5,844,400
		160,810,178

Total Common Stock (Cost $357,828,597)	434,099,938

Principal	Security Description	Rate	Maturity	Value

Short-Term Investments - 0.0%
Certificates of Deposit - 0.0%
$34,011	Middlesex Federal Savings Bank	1.34%	12/18/17	34,011
33,444	Salem Five Financial	0.25	11/24/17	33,444
Total Certificates of Deposit (Cost $67,455)				67,455

Total Short-Term Investments (Cost $67,455)	67,455

Total Investments - 98.7% (Cost $357,896,052)*	$434,167,393
Other Assets & Liabilities, Net – 1.3%	5,862,137
Net Assets – 100.0%	$440,029,530

ADR	American Depositary Receipt
PCL	Public Company Limited
PLC	Public Limited Company
(a)	Non-income producing security.

See Notes to Financial Statements.	9

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$91,129,905
Gross Unrealized Depreciation	(14,858,564)
Net Unrealized Appreciation	$76,271,341

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Level 1	Level 2	Level 3	Total

Investments At Value
Common Stock
Australia	$8,992,628	$-	$-	$8,992,628
Austria	6,126,100	-	-	6,126,100
Belgium	6,665,842	-	-	6,665,842
Canada	10,915,332	-	-	10,915,332
Colombia	5,657,850	-	-	5,657,850
Finland	5,538,669	-	-	5,538,669
France	21,134,825	-	-	21,134,825
Germany	39,384,000	-	-	39,384,000
India	5,671,852	-	-	5,671,852
Ireland	10,049,479	-	-	10,049,479
Israel	6,614,102	-	-	6,614,102
Italy	800,999	-	-	800,999
Japan	23,941,252	-	-	23,941,252
Norway	16,705,416	-	-	16,705,416
Puerto Rico	5,543,259	-	-	5,543,259
Russian Federation	2,348,415	-	-	2,348,415
Singapore	5,884,009	-	-	5,884,009
South Korea	19,947,183	-	-	19,947,183
Sweden	13,749,597	-	-	13,749,597
Switzerland	10,161,589	-	-	10,161,589
Thailand	6,140,808	5,740,349	-	11,881,157
United Kingdom	35,576,205	-	-	35,576,205
United States	160,810,178	-	-	160,810,178
Certificates of Deposit	-	67,455	-	67,455
Total Investments At Value	$428,359,589	$5,807,804	$-	$434,167,393

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2017.

See Notes to Financial Statements.	10

POLARIS GLOBAL VALUE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

AFAPORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	14.7%
Consumer Staples	6.0%
Energy	3.3%
Financials	25.0%
Health Care	8.5%
Industrials	9.2%
Information Technology	12.2%
Materials	12.6%
Telecommunication Services	6.0%
Utilities	2.5%
Short-Term Investments	0.0%
100.0%

See Notes to Financial Statements.	11

POLARIS GLOBAL VALUE FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2017

ASSETS
Total investments, at value (Cost $357,896,052)	$434,167,393
Cash	4,987,852
Receivables:
Fund shares sold	179,261
Dividends and interest	1,587,508
Prepaid expenses	29,565
Total Assets	440,951,579

LIABILITIES
Payables:
Fund shares redeemed	33,632
Foreign capital gains tax payable	496,266
Accrued Liabilities:
Investment adviser fees	270,954
Trustees' fees and expenses	922
Fund services fees	44,409
Other expenses	75,866
Total Liabilities	922,049

NET ASSETS	$440,029,530

COMPONENTS OF NET ASSETS
Paid-in capital	$413,659,215
Undistributed net investment income	9,307,251
Accumulated net realized loss	(58,721,705)
Net unrealized appreciation	75,784,769
NET ASSETS	$440,029,530
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	17,119,970
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$25.70
* Shares redeemed or exchanged within 180 days of purchase are charged a 1.00% redemption fee.

See Notes to Financial Statements.	12

POLARIS GLOBAL VALUE FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $713,083)	$6,750,867
Interest income	60,123
Total Investment Income	6,810,990
Adviser
EXPENSES
Investment adviser fees	2,034,088
Fund services fees	275,370
Custodian fees	33,050
Registration fees	13,439
Professional fees	34,918
Trustees' fees and expenses	14,756
Other expenses	148,265
Total Expenses	2,553,886
Fees waived	(540,145)
Net Expenses	2,013,741

NET INVESTMENT INCOME	4,797,249

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	10,595,869
Foreign currency transactions	(44,893)
Net realized gain	10,550,976
Net change in unrealized appreciation (depreciation) on:
Investments	24,197,750
Deferred foreign capital gains taxes	(112,153)
Foreign currency translations	76,587
Net change in unrealized appreciation (depreciation)	24,162,184
NET REALIZED AND UNREALIZED GAIN	34,713,160
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$39,510,409

See Notes to Financial Statements.	13

POLARIS GLOBAL VALUE FUND STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016
OPERATIONS
Net investment income	$4,797,249	$5,306,230
Net realized gain	10,550,976	44,690,041
Net change in unrealized appreciation (depreciation)	24,162,184	(9,525,142)
Increase in Net Assets Resulting from Operations	39,510,409	40,471,129

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	-	(5,010,488)

CAPITAL SHARE TRANSACTIONS
Sale of shares	47,549,846	35,733,158
Reinvestment of distributions	-	4,678,955
Redemption of shares	(29,381,234)	(52,383,637)
Redemption fees	14,116	54,242
Increase (Decrease) in Net Assets from Capital Share Transactions	18,182,728	(11,917,282)
Increase in Net Assets	57,693,137	23,543,359

NET ASSETS
Beginning of Period	382,336,393	358,793,034
End of Period (Including line (a))	$440,029,530	$382,336,393

SHARE TRANSACTIONS
Sale of shares	1,925,922	1,682,887
Reinvestment of distributions	-	200,641
Redemption of shares	(1,203,909)	(2,438,818)
Increase (Decrease) in Shares	722,013	(555,290)

(a) Undistributed net investment income.	$9,307,251	$4,510,002

See Notes to Financial Statements.	14

POLARIS GLOBAL VALUE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
For the Six Months Ended	For the Years Ended December 31,
June 30, 2017	2016	2015	2014	2013	2012
NET ASSET VALUE, Beginning
of Period	$23.32	$21.16	$21.10	$20.64	$15.23	$12.72
INVESTMENT OPERATIONS
Net investment income (a)	0.29	0.32	0.33	0.35	0.30	0.19
Net realized and unrealized
gain (loss)	2.09	2.15	—	(b)(c)	0.41	5.33	2.48
Total from Investment Operations	2.38	2.47	0.33	0.76	5.63	2.67
DISTRIBUTIONS TO
SHAREHOLDERS FROM
Net investment income	—	(0.31)	(0.27)	(0.30)	(0.22)	(0.16)
REDEMPTION FEES (a)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)	—	(c)
NET ASSET VALUE, End
of Period	$25.70	$23.32	$21.16	$21.10	$20.64	$15.23
TOTAL RETURN	10.21	%(d)	11.67%	1.55%	3.68%	36.94%	21.00%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of
Period (000's omitted)	$440,030	$382,336	$358,793	$276,236	$224,445	$167,003
Ratios to Average Net Assets:
Net investment income	2.36	%(e)	1.48%	1.52%	1.66%	1.70%	1.34%
Net expenses	0.99	%(e)	0.99%	0.99%	0.99%	1.04%	1.36%
Gross expenses	1.26	%(e)(f)	1.27	%(f)	1.27	%(f)	1.28	%(f)	1.32	%(f)	1.36%
PORTFOLIO TURNOVER RATE	10	%(d)	33%	5%	3%	14%	14%

(a)	Calculated based on average shares outstanding during each period.
(b)
Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the year due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.

(c)	Less than $0.01 per share.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	15

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Note 1. Organization
The Polaris Global Value Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Shares of open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

16

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of June 30, 2017, for the Fund's investments is included at the end of the Fund's Schedule of Investments.
Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund's foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the

17

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

entire contract amount, which may exceed the net unrealized value included in its NAV.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Redemption Fees – A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statements of Changes in Net Assets.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Cash – Concentration in Uninsured Account
For cash management purposes, the Fund may concentrate cash with the Fund's custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation ("FDIC") insurance limits. As of June 30, 2017, the Fund had $4,737,852 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.
Note 4. Fees and Expenses
Investment Adviser – Polaris Capital Management, LLC (the "Adviser") is the investment adviser to the Fund.

18

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.
Shareholder Service Plan – The Trust has adopted a shareholder service plan for the Fund under which the Fund may reimburse the Fund's administrator for amounts paid by the administrator for providing shareholder service activities that are not otherwise provided by the transfer agent. The Fund's administrator may make such payments to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund in amounts of up to 0.25% annually of the average daily net assets of the shares held by such customers. During the period ended June 30, 2017, the Fund did not make any payments under the shareholder service plan.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman). The Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 5. Fees Waived
The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit annual operating expenses to 0.99% (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expense on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses), through April 30, 2018. Other fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary fee waivers and reimbursements may be reduced or eliminated at any time. For the period ended June 30, 2017, fees waived were as follows:
Investment Adviser Fees Waived	Other Waivers	Total Fees Waived
$513,337	$26,808	$540,145

19

POLARIS GLOBAL VALUE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Note 6. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the period ended June 30, 2017 were $57,843,919 and $40,162,363, respectively.
Note 7. Federal Income Tax
As of December 31, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$3,894,795
Capital and Other Losses	(69,198,300)
Unrealized Appreciation	52,163,411
Total	$(13,140,094)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and return of capital on equity securities.
As of December 31, 2016, capital loss carryforwards to offset future capital gains were as follows with the respective expiration dates:
2017	2018
$53,575,397	$15,622,903

Note 8. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized enhanced disclosures, particularly related to derivatives, in investment company financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund's financial statements and related disclosures.

Note 9. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

20

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2017

Investment Advisory Agreement Approval
At the March 24, 2017 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the "Advisory Agreement"). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the Adviser's personnel, operations, financial condition, performance, and services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.
At the meeting, the Board considered, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and the Adviser; (2) the costs of the services provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund.
Nature, Extent and Quality of Services
Based on written materials received, a presentation from senior representatives of the Adviser, and a discussion with the Adviser about the Adviser's personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Fund's investments as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser's senior management and staff.
The Board considered also the adequacy of the Adviser's resources. The Board noted the Adviser's representation that the firm is in stable financial condition, that the firm is able to meet its expense reimbursement obligations to the Fund, and that the firm has the operational capability, staffing, experience, and the financial strength necessary to continue providing high-quality advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board's consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.
Performance
In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board considered the performance of the Fund compared to its benchmark. The Board observed that the Fund had outperformed the MSCI World Index, the Fund's primary benchmark index, for the one-, three-, five-, and 10-year periods ended December 31, 2016, as well as the period since the Fund's inception on July 31, 1989. The Board also observed the Fund's performance relative to an independent peer group identified by Broadridge Financial Solutions, Inc. ("Broadridge") as having characteristics similar to those of the Fund. The Board observed that, based on the information provided by

21

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2017

Broadridge, the Fund outperformed the median of its Broadridge peers for the one-, three-, and five-year periods ended December 31, 2016, and was the best performing fund in the peer group. Based on the Adviser's investment style and the foregoing performance information, the Board determined that the Fund and its shareholders could expect to benefit from the Adviser's management under the Advisory Agreement.
Compensation
The Board evaluated the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the relevant Broadridge peer group of the Fund. The Board noted that the advisory fee charged to the Fund was reasonable in relation to the fees charged by the Fund's peers in the Broadridge peer group. The Board further noted that the Adviser was currently waiving it's a portion of its advisory fee in an effort to keep the Fund's expenses at competitive levels. The Board also observed that the advisory fee was consistent with the management fee paid to the Adviser for other accounts managed with similar investment objectives.  Based on the foregoing, the Board concluded that the Adviser's advisory fee rate charged to the Fund was reasonable.
Costs of Services and Profitability
The Board evaluated information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser's resources devoted to the Fund as well as the Adviser's discussion of costs and profitability of its Fund activities. The Board noted the Adviser's representation that the Adviser does not maintain separately identifiable profit and loss data specific to the Fund, but that the Adviser had incurred additional expenses for regulatory and compliance obligations for its Fund activities. Based on these and other applicable considerations, the Board concluded that the Adviser's profits attributable to management of the Fund were reasonable in the context of all factors considered.
Economies of Scale
The Board considered whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser's assertion that, although the Fund potentially could benefit from economies of scale as assets grow, the fluctuations experienced in the Fund's asset size coupled with the current cost structure and profitability of the Adviser made the Fund an inappropriate candidate for the imposition of breakpoints. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.
Other Benefits
The Board considered the Adviser's representation that, aside from its contractual advisory fees, which the Adviser currently is waiving in part, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor in approving the continuation of the Advisory Agreement.

22

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2017

Conclusion
The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.
Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 263-5594 or visit the Fund's website at www.polarisfunds.com and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017, through June 30, 2017.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and

23

POLARIS GLOBAL VALUE FUND ADDITIONAL INFORMATION JUNE 30, 2017

expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2017	June 30, 2017	Period*	Ratio*
Actual	$1,000.00	$1,102.07	$5.16	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96	0.99%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.

24

POLARIS GLOBAL VALUE FUND

Semi-Annual Report
June 30, 2017
(Unaudited)

INVESTMENT ADVISER
Polaris Capital Management, LLC
121 High Street
Boston, MA 02110-2475

DISTRIBUTOR
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

TRANSFER AGENT
Atlantic Fund Services
P.O. Box 588
Portland, ME 04112
www.atlanticfundservices.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

225-SAR-0617

POLARIS
CAPITAL MANAGEMENT, LLC
http://www.polarisfunds.com
(888) 263-5594

Semi-Annual Report

June 30, 2017 (Unaudited)

THE BEEHIVE FUND

Managed by Spears Abacus Advisors LLC

BEEHX

TABLE OF CONTENTS

A Message to Our Shareholders	1
Performance Chart and Analysis	3
Schedule of Investments	4
Statement of Assets and Liabilities	5
Statement of Operations	6
Statements of Changes in Net Assets	7
Financial Highlights	8
Notes to Financial Statements	9
Additional Information	12

The views expressed in this report are those of the investment advisor of The BeeHive Fund (the "Fund") as of June 30, 2017, and may not reflect its views on the date this report is first published or any time thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice. The Fund is subject to various forms of risk, including the possible loss of principal. Investing in foreign securities entails risks not associated with domestic equities, including economic and political instability and currency fluctuations. Investing in fixed income securities includes the risk that rising interest rates will cause a decline in values. Focused investments in particular industries or market sectors can entail increased volatility and greater market risk than is the case with more broadly diversified investments. Investments in securities of small and mid-capitalization companies involve the possibility of greater volatility than investments in larger capitalization companies. Investments in American Depositary Receipts involve many of the same risks as investing in foreign securities.

THE BEEHIVE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

Dear Shareholder,

At this time last year, we reiterated our belief that long-term investing holds significant advantages although it entails enduring challenging periods. We are pleased that our patience was rewarded during the first half of 2017 and in particular the past twelve months. The BeeHive Fund ("Fund") has comfortably outperformed the S&P 500 Index ("Index") during those time periods.
Ben Hecht, the screenwriter best known for Gone with the Wind, once said that "trying to determine what is going on in the world by reading the daily newspaper is like trying to tell the time by watching the second hand of a clock." When it comes to investing, we are generally in complete agreement. However, every once in a while a single edition of a paper can provide important perspective by way of contrasting headlines. With 2017 nearly halfway over, the June 28 edition of the Wall Street Journal provided us with one of those rare opportunities.
A story on the first page of the Business & Finance section reported that Apollo Global Management had just raised the largest-ever leveraged buyout fund, a staggering $23.5 billion. Buried on page 3 of the same section, the Journal reported that Nestlé announced a $20.8 billion stock buyback. (The latter had the greatest immediate interest to us, as we invested in Nestlé in January and the shares have already advanced more than 20%). These pieces reflect two aspects of a long-term trend that has had significant impact on stock markets around the world.
Corporations and financial buyers have been using borrowed funds to acquire their own shares or entire businesses. One of the reasons they have been both able and motivated to do so is that the extended period of historically low interest rates has afforded companies access to low-cost borrowing. Since 2010, U.S. companies alone have spent over $3 trillion buying back their own shares, according to economic researcher Cornerstone Macro. These buybacks were largely financed with borrowed funds1, as companies increased their total debt by nearly $2.5 trillion in the same period. During that period, North American companies completed mergers or acquisitions with a total value of $10.8 trillion, according to FactSet. We estimate that at least half of that amount was funded with borrowed money.
Borrowed funds had a meaningful impact on both the demand for, and supply of, equities. Corporations and financial buyers have been by far the biggest buyers2 of stocks during this bull market. By comparison, equity mutual funds and exchange-traded funds have had net inflows of one tenth as much, less than $250 billion over the same period of time. At the same time, mergers, acquisitions, buyouts and buybacks have reduced the supply of available investments. Twenty years ago, there were 7,300 publicly traded companies in the U.S. Today, only half as many remain (approximately 3,700). The increase in demand and decrease in supply go a long way to explaining the rise in stock prices. It is important to ask if this has introduced a new element of risk to investors. Despite the eye-catching statistics, it is not clear to us that this trend has reached the point of being dangerously unsustainable.
We do not believe this is another credit bubble like the one that precipitated the financial crisis. Public companies in the U.S. report spending a much smaller percentage of their cash flow on debt service than they did five, ten or even twenty years ago. We think using low-cost debt to fund stock purchases is likely to continue; however, like any trend, it cannot last forever. We believe it will end for one of two reasons. Either companies will reach or (more likely) exceed their borrowing capacity and will no longer be able to finance their acquisitions and buybacks with debt, or interest rates will rise, increasing borrowing costs and making debt a less attractive option.
Engineering an orderly rise in rates, before a bubble forms, is a responsibility that falls on the shoulders of central bankers. This observation brings us back to that very same edition of the Wall Street Journal. On the front page was a story about the likelihood of higher interest rates in the Eurozone as the European Central Bank (ECB) follows the U.S. Federal Reserve Bank in winding down its longstanding program of monetary stimulus. In prepared remarks at an annual economic policy conference in Portugal, ECB President Mario Draghi said that "all the signs now point to a strengthening and broadening recovery in the euro area." Market reaction was swift

1 Lazar & Markowska – "Corporate America: Underinvested, Overspent And (sic) Overleveraged", Cornerstone Macro 6/21/2017
2 Mauboussin, Callahan & Majd – "The Incredible Shrinking Universe of Stocks", Credit Suisse 3/22/2017

1

THE BEEHIVE FUND A MESSAGE TO OUR SHAREHOLDERS JUNE 30, 2017

swift and certain. The rates on ten-year government bonds from Italy to Germany rose dramatically. The euro itself rose 1.4% versus the dollar, the biggest one-day move in over a year.
This does not necessarily herald a new era of steadily rising rates. Markets are not like light bulbs that suddenly switch from on to off. Short-term movements are notoriously poor predictors of long-term trends. But today, we are undeniably closer to a more normal environment of higher interest rates.
Looking Back
Though our nation's capital has been an unusually eventful place recently, U.S. stock markets have responded with record calm for the first half of the year. The eerie stability of stock prices yielded only two trading days in each quarter when the S&P 500 moved more than 1%. Common measures of volatility achieved multi-year lows. The first quarter provided gains in healthcare and technology sectors while financial companies largely took a breather. The second quarter followed similar suit where every sector exhibited positive returns with the exception of energy, which followed the falling prices of crude oil and natural gas (10% and 5% respectively). Fortunately, a small position in Schlumberger is the Fund's only direct exposure, having a modest impact on results.
On the other hand, the Fund had meaningful positive contributions from both high and low tech. One-time laggard, Oracle (enterprise software) and Ball Corporation (aluminum cans and bottles) were significant outperformers. Financials, led by Citigroup and CIT Group, rebounded from a subpar first quarter. As noted earlier, a new position in Nestlé has provided immediate returns. Shortly before the company announced the stock buyback, activist investor Third Point Capital disclosed that it had amassed a $3.5 billion position and is working closely with management to enhance the stock price. Other standouts in the second quarter included Whirlpool, Delta Airlines and Alphabet.
Looking Forward
The global economy is made up of complex organisms. As is always the case, there are many countervailing forces at play. Optimism in Europe is balanced by emerging concerns among U.S. investors. We cannot say for sure how long it will take to reach an interest-rate inflection point. When it does come, the transition may not be a gentle one. The preternaturally smooth market activity is likely to give way to above-average daily volatility. In case that environment comes sooner rather than later, we continue to hold larger than usual cash reserves.
That being said, even if we have seen the lows in bond yields, companies and private-equity firms will likely not change their ways overnight. For the foreseeable future, it seems likely that relatively easy credit will enable strategic and financial buyers to finance large-scale stock purchases with debt. For now, this should continue to provide an important source of demand for equities. But financial engineering alone cannot be counted on to boost stock prices forever. We have a high degree of confidence in the companies in which we have invested, and we feel that we have appropriately balanced opportunity and risk.
Regards,

Spears Abacus

2

THE BEEHIVE FUND PERFORMANCE CHART AND ANALYSIS JUNE 30, 2017

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in The BeeHive Fund compared with the performance of the benchmark S&P 500 Index (the "S&P 500") since inception. The S&P 500 is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the S&P 500 includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the S&P 500 does not include expenses. The Fund is professionally managed, while the S&P 500 is unmanaged and is not available for investment.
Comparison of Change in Value of a $10,000 Investment
in The BeeHive Fund vs. S&P 500 Index

Average Annual Total Returns as of June 30, 2017	One Year	Five Year	Since Inception 09/02/08
The BeeHive Fund	21.30%	12.27%	8.33%
S&P 500 Index	17.90%	14.63%	9.89%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (866) 684-4915. As stated in the Fund's prospectus, the annual operating expense ratio (gross) is 1.00%. However, the Fund's advisor has contractually agreed to waive its fee and/or reimburse Fund expenses to limit total annual Fund operating expenses after fee waiver and/or expense reimbursement (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.99% through April 30, 2018 (the "Expense Cap"). The Expense Cap may be raised or eliminated only with the consent of the Board of Trustees. The advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the advisor pursuant to the Expense Cap if such payment is made within three years of the date the fee waiver or expense reimbursement was incurred and does not cause the Fund's total operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to exceed the annual rate of average daily assets of the Fund. Total annual fund operating expenses after fee waiver and/or expense reimbursement will increase if exclusions from the Expense Cap apply. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized.

3

THE BEEHIVE FUND SCHEDULE OF INVESTMENTS JUNE 30, 2017

Shares	Security Description	Value

Common Stock - 92.2%
Consumer Discretionary - 11.8%
8,047	Adient PLC	$526,113
167,760	Comcast Corp., Class A	6,529,219
64,850	Delphi Automotive PLC	5,684,102
13,930	Whirlpool Corp.	2,669,267
		15,408,701
Consumer Staples - 3.3%
49,750	Nestle SA, ADR	4,338,200

Energy - 1.8%
36,420	Schlumberger, Ltd.	2,397,893

Financials - 22.0%
105,250	American International Group, Inc.	6,580,230
36,970	Chubb, Ltd.	5,374,699
100,430	CIT Group, Inc.	4,890,941
63,437	Citigroup, Inc.	4,242,666
35,210	JPMorgan Chase & Co.	3,218,194
78,694	MetLife, Inc.	4,323,448
		28,630,178
Health Care - 15.1%
23,372	Allergan PLC	5,681,499
40,340	Celgene Corp. (a)	5,238,956
54,615	Gilead Sciences, Inc.	3,865,650
28,285	Thermo Fisher Scientific, Inc.	4,934,884
		19,720,989
Industrials - 18.0%
58,130	Danaher Corp.	4,905,591
76,820	Delta Air Lines, Inc.	4,128,307
29,065	Fortive Corp.	1,841,268
187,310	General Electric Co.	5,059,243
80,477	Johnson Controls International PLC	3,489,483
36,355	United Parcel Service, Inc., Class B	4,020,499
		23,444,391
Materials - 2.6%
80,300	Ball Corp.	3,389,463

Software & Services - 12.6%
3,082	Alphabet, Inc., Class A (a)	2,865,274
2,251	Alphabet, Inc., Class C (a)	2,045,551
79,830	Microsoft Corp.	5,502,682
119,780	Oracle Corp.	6,005,769
		16,419,276
Technology Hardware & Equipment - 5.0%
45,250	Apple, Inc.	6,516,905
Total Common Stock (Cost $72,140,607)		120,265,996
Money Market Fund - 7.8%
10,114,375	Goldman Sachs Financial Square Treasury Obligations Fund, FST Shares, 0.80% (b) (Cost $10,114,375)	10,114,375
Total Investments - 100.0% (Cost $82,254,982)*		$130,380,371
Other Assets & Liabilities, Net – 0.0%		44,770
Net Assets – 100.0%		$130,425,141

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Variable rate security. Rate presented is as of June 30, 2017.

*  Cost for federal income tax purposes is substantially the same as for financial statement purposes and net unrealized appreciation consists of:
Gross Unrealized Appreciation	$48,530,361
Gross Unrealized Depreciation	(404,972)
Net Unrealized Appreciation	$48,125,389

The following is a summary of the inputs used to value the Fund's investments as of June 30, 2017.
The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
Valuation Inputs	Investments in Securities

Level 1 - Quoted Prices	$120,265,996
Level 2 - Other Significant Observable Inputs	10,114,375
Level 3 - Significant Unobservable Inputs	-
Total	$130,380,371

The Level 1 value displayed in this table is Common Stock. The Level 2 value displayed in this table is a Money Market Fund. Refer to this Schedule of Investments for a further breakout of each security by industry.
The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended June 30, 2017.
AFA

PORTFOLIO HOLDINGS
% of Total Investments
Consumer Discretionary	11.8%
Consumer Staples	3.3%
Energy	1.8%
Financials	22.0%
Health Care	15.1%
Industrials	18.0%
Materials	2.6%
Software & Services	12.6%
Technology Hardware & Equipment	5.0%
Money Market Fund	7.8%
100.0%

See Notes to Financial Statements.	4

THE BEEHIVE FUND STATEMENT OF ASSETS AND LIABILITIES JUNE 30, 2017

ASSETS
. Total investments, at value (Cost $82,254,982)	$130,380,371
Receivables:
Dividends	154,713
Prepaid expenses	7,181
Total Assets	130,542,265

LIABILITIES
Accrued Liabilities:
Investment advisor fees	80,027
Trustees' fees and expenses	234
Fund services fees	16,216
Other expenses	20,647
Total Liabilities	117,124

NET ASSETS	$130,425,141

COMPONENTS OF NET ASSETS
Paid-in capital	$79,313,879
Undistributed net investment income	418,442
Accumulated net realized gain	2,567,431
Net unrealized appreciation	48,125,389
NET ASSETS	$130,425,141
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	8,352,200
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.62

See Notes to Financial Statements.	5

THE BEEHIVE FUND STATEMENT OF OPERATIONS SIX MONTHS ENDED JUNE 30, 2017

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $40,773) .	$1,032,259
Total Investment Income	1,032,259
Advisor
EXPENSES
Investment advisor fees	465,048
Investment advisor expense reimbursements recouped	596
Fund services fees	94,270
Custodian fees	6,636
Registration fees	3,323
Professional fees	22,451
Trustees' fees and expenses	6,357
Other expenses	15,184
Total Expenses	613,865

NET INVESTMENT INCOME	418,394

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	2,599,347
Net change in unrealized appreciation (depreciation) on investments	8,265,674
NET REALIZED AND UNREALIZED GAIN	10,865,021
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,283,415

See Notes to Financial Statements.	6

THE BEEHIVE FUND STATEMENTS OF CHANGES IN NET ASSETS

December 31, 2017	#	42916 #	#	42735
		For the Six Months Ended June 30, 2017		For the Year Ended December 31, 2016
OPERATIONS
Net investment income		$418,394		$1,097,170
Net realized gain		2,599,347		1,783,848
Net change in unrealized appreciation (depreciation)		8,265,674		3,997,708
Increase in Net Assets Resulting from Operations		11,283,415		6,878,726

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income		-		(1,097,141)
Net realized gain		-		(652,021)
Total Distributions to Shareholders		-		(1,749,162)

CAPITAL SHARE TRANSACTIONS
Sale of shares		9,390,527		3,170,306
Reinvestment of distributions		-		1,731,885
Redemption of shares		(8,097,534)		(5,495,791)
Increase (Decrease) in Net Assets from Capital Share Transactions		1,292,993		(593,600)
Increase in Net Assets		12,576,408		4,535,964

NET ASSETS
Beginning of Period		117,848,733		113,312,769
End of Period (Including line (a))		$130,425,141		$117,848,733

SHARE TRANSACTIONS
Sale of shares		645,224		244,010
Reinvestment of distributions		-		120,518
Redemption of shares		(554,584)		(409,991)
Increase (Decrease) in Shares		90,640		(45,463)

(a) Undistributed net investment income		$418,442		$48

See Notes to Financial Statements.	7

THE BEEHIVE FUND FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended		For the Years Ended December 31,
	June 30, 2017		2016		2015		2014		2013		2012
NET ASSET VALUE, Beginning of Period	$14.26		$13.64		$14.13		$13.75		$10.80		$10.35
INVESTMENT OPERATIONS
Net investment income (a)	0.05		0.13		0.08		0.07		0.05		0.07
Net realized and unrealized gain (loss)	1.31		0.70		(0.28)		1.00		3.71		1.11
Total from Investment Operations	1.36		0.83		(0.20)		1.07		3.76		1.18
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	—		(0.13)		(0.08)		(0.07)		(0.05)		(0.07)
Net realized gain	—		(0.08)		(0.21)		(0.62)		(0.76)		(0.66)
Total Distributions to Shareholders	—		(0.21)		(0.29)		(0.69)		(0.81)		(0.73)
NET ASSET VALUE, End of Period	$15.62		$14.26		$13.64		$14.13		$13.75		$10.80
TOTAL RETURN	9.54	%(b)	6.11%		(1.42)%		7.87%		35.13%		11.46%
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$130,425		$117,849		$113,313		$117,051		$111,890		$86,930
Ratios to Average Net Assets:
Net investment income	0.67	%(c)	0.99%		0.57%		0.50%		0.41%		0.62%
Net expenses	0.99	%(c)	0.99%		0.99	%(d)	0.99	%(d)	0.99%		0.99%
Gross expenses	0.99	%(c)	1.00	%(e)	0.98%		0.98%		1.01	%(e)	1.04	%(e)
PORTFOLIO TURNOVER RATE	5	%(b)	15%		17%		25%		28%		40%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	The fees are inclusive of recoupment which amounted to 0.01% for the year.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	8

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Note 1. Organization
The BeeHive Fund (the "Fund") is a diversified portfolio of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on September 2, 2008. The Fund seeks capital appreciation.
Note 2. Summary of Significant Accounting Policies
The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946, "Financial Services-Investment Companies". These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal year. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:
Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange-traded open-end mutual funds are valued at net asset value ("NAV"). Short-term investments that mature in 60 days or less may be valued at amortized cost.
The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are not readily available or (2) the Advisor, as defined in Note 3, believes that the values available are unreliable. The Trust's Valuation Committee, as defined in the Fund's registration statement, performs certain functions as they relate to the administration and oversight of the Fund's valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.
The Valuation Committee may work with the Advisor to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Advisor inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.
Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.
GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various "inputs" used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices in active markets for identical assets and liabilities
Level 2 — other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
The aggregate value by input level, as of June 30, 2017, for the Fund's investments is included at the end of the Fund's Schedule of Investments.

9

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.
Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.
Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended ("Code"), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of June 30, 2017, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.
Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.
Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund's maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.
Note 3. Fees and Expenses
Investment Advisor – Spears Abacus Advisors LLC (the "Advisor") is the investment advisor to the Fund. Pursuant to an investment advisory agreement, the Advisor receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.75% of the Fund's average daily net assets.
Distribution – Foreside Fund Services, LLC serves as the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Advisor or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) ("Atlantic") or their affiliates. The Fund has adopted a distribution plan in accordance with Rule 12b-1 of the Act. The Fund may pay the Distributor and/or any other entity as authorized by the Board a fee up to 0.25% of the Fund's average daily net assets.  The Fund has suspended payments under its Rule 12b-1 plan until further notice and has not paid any distribution fees to date.  The Fund may remove the suspension and make payments under the Rule 12b-1 plan at any time, subject to Board approval.
Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.
Trustees and Officers – The Trust pays each independent Trustee an annual retainer fee of $50,000 for service to the Trust ($66,000 for the Chairman). The Audit Committee Chairman and Vice Chairman receive an additional $6,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket

10

THE BEEHIVE FUND NOTES TO FINANCIAL STATEMENTS JUNE 30, 2017

expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees' fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.
Note 4. Expense Reimbursements and Fees Waived
The Advisor has contractually agreed to waive a portion of its fee and reimburse certain expenses through April 30, 2018, to limit total annual Fund operating expenses after fee waiver and/or expense reimbursement (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to 0.99%.
The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the date the fee waiver or expense reimbursement was incurred and does not cause the Fund's total operating expenses (excluding taxes, interest, portfolio transaction expenses and extraordinary expenses) to exceed the annual rate of average daily assets of the Fund.  As of June 30, 2017, $9,254 is subject to recapture by the Advisor.
Note 5. Security Transactions
The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the period ended June 30, 2017 were $5,434,516 and $5,360,007, respectively.
Note 6. Federal Income Tax
As of December 31, 2016, distributable earnings (accumulated loss) on a tax basis were as follows:
Undistributed Ordinary Income	$48
Undistributed Long-Term Gain	20
Unrealized Appreciation	39,827,779
Total	$39,827,847

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.
Note 7. Recent Accounting Pronouncements
In October 2016, the U.S. Securities and Exchange Commission ("SEC") issued a new rule, Investment Company Reporting Modernization, which, among other provisions, amends Regulation S-X to require standardized enhanced disclosures, particularly related to derivatives, in investment company financial statements. The compliance date for the amendments to Regulation S-X is for reporting periods ending after August 1, 2017. Management has reviewed the requirements and believes the adoption of the amendments to Regulation S-X will not have a material impact on the Fund's financial statements and related disclosures.
Note 8. Subsequent Events
Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

11

THE BEEHIVE FUND ADDITIONAL INFORMATION JUNE 30, 2017

Proxy Voting Information
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (866) 684-4915 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 684-4915 and on the SEC's website at www.sec.gov.
Availability of Quarterly Portfolio Schedules
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example
As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2017 through June 30, 2017.
Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	January 1, 2017	June 30, 2017	Period*	Ratio*
Actual	$1,000.00	$1,095.37	$5.14	0.99%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$4.96	0.99%

*
Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181) divided by 365 to reflect the half-year period.

12

THE BEEHIVE FUND
P.O Box 588
Portland, Maine 04112
(866) 684-4915 (toll free)

The report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

Distributor
Foreside Fund Services, LLC
Three Canal Plaza
Suite 100
Portland, Maine 04101
www.foreside.com

237-SAR-0617

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	August 16, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	August 16, 2017

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	August 16, 2017